Exhibit 13.2

11/10/2020 Circle Internet Financial Inc. Mail - Deals Closing: 20/20 GeneSystems & Frame

CIRCLE

Sarah Haas <sarah@seedinvest.com>

Deals Closing: 20/20 GeneSystems & Frame

1 message

SeedInvest <newsletter@seedinvest.com> Tue, Nov 10, 2020 at 12:41 PM
Reply-To: contactus@seedinvest.com
To: sarah@seedinvest.com

seedinvest

Weekly Deal Newsletter

Reg A+ Closing Soon


COVID-19
RT-qPCR kit
for specific
detection of
SARS-CoV-2

20/20 GeneSystems, AI-powered diagnostics for cancer & COVID-19, ending campaign on SeedInvest in one week

20/20 GeneSystems is the most raised healthtech deal currently on SeedInvest. The last day to invest is next Friday, October 30th. Since 20/20 launched its Reg A campaign, the company has raised more than $3M from over 1K investors. The company is developing and commercializing artificial intelligence-powered diagnostics for cancer & COVID-19.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682996048210540744&simpl=msg-f%3A1682996048210540744 1/5

INVEST NOW Closing Tonight Frame | Reinventing the news with mobile-ﬁrst, interactive documentaries Frame is a media company made for the mobile era, publishing documentaries in an interactive format made for mobile phones. The campaign is ending tonight, October 23rd at 11:59pm ET. INVEST NOW

11/10/2020 Circle Internet Financial Inc. Mail - Deals Closing: 20/20 GeneSystems & Frame

Now Accepting Reservations

- **Virtuix |** Developer of the Omni, an omni-directional treadmill allowing users to walk and run inside video games
- **Gatsby |** Options trading platform for a new generation of traders

---

Upcoming Webinars

- **20/20 GeneSystems' Final Webinar |** Tuesday, October 27th at 1pm ET
- **Ionica Sciences' End of Campaign Webinar |** Monday, November 2nd at 3pm ET
- **November Reg A+ Webinar |** Thursday, November 5th at 4pm ET

SeedInvest Promotions & Perks

- Gatsby I All investors who reserve shares and later purchase their reserved shares will receive the next tier up of perks. **Learn more**.
- Virtuix I All investors who reserve shares and later purchase their reserved shares will receive bonus perks based on their ultimate investment size. **Learn more**.

SeedInvest Auto Invest

Looking for an easier way to build your startup portfolio? SeedInvest Auto Invest does just that by allowing you to build a portfolio of 5-25 highly-vetted, early-stage startups with investment minimums as low as $200 per company. Auto Invest investors can opt out at any time. Learn more here.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682996048210540744&simpl=msg-f%3A1682996048210540744 3/5

11/10/2020 Circle Internet Financial Inc. Mail - Deals Closing: 20/20 GeneSystems & Frame

Refer an Entrepreneur

Know an entrepreneur who would be a great fit to raise on SeedInvest? Refer an entrepreneur to the SeedInvest team here.

Browse all deals. Learn more about all of our investment opportunities.

Questions? Email us. We're happy to help.

You are receiving this email because you are a registered user on SeedInvest. If you would like to stop receiving the weekly newsletter, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

SeedInvest's selection criteria does not suggest higher quality investment opportunities nor does it imply that investors will generate positive returns in investment opportunities on SeedInvest. Learn more about due diligence in the SeedInvest Academy and our vetting process in our FAQs.

It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.

20/20 GeneSystems is offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: 20/20 GeneSystems: https://www.seedinvest.com/2020.genesystems

Gatsby, and Virtuix are accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Gatsby: https://www.seedinvest.com/gatsby, Virtuix: https://www.seedinvest.com/virtuix

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682996048210540744&simpl=msg-f%3A1682996048210540744 4/5

Frame, and Ionica Sciences, Inc. are offering securities under Regulation CF and Rule 506(c) of Regulation D through SI Securities, LLC ("SI Securities"). The Company has ﬁled a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at: Frame: https://www.seedinvest.com/frame, Ionica Sciences, Inc.: https://www.seedinvest.com/ionica.sciences.inc Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notiﬁed that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any ﬁnancial product. Investments are offered only via deﬁnitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an afﬁliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 61 Broadway, Suite 1705, New York, NY 10006. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

11/10/2020 Circle Internet Financial Inc. Mail - Deals Closing: 20/20 GeneSystems, Arcade & Frame

CIRCLE

Sarah Haas <sarah@seedinvest.com>

Deals Closing: 20/20 GeneSystems, Arcade & Frame

1 message

SeedInvest <newsletter@seedinvest.com> Tue, Nov 10, 2020 at 12:41 PM
Reply-To: contactus@seedinvest.com
To: sarah@seedinvest.com

seedinvest

Weekly Deal Newsletter

Reg A+ Closing Soon


COVID-19
RT-qPCR kit
for specific
detection of
SARS-CoV-2

20/20 GeneSystems, AI-powered diagnostics for cancer & COVID-19, ending campaign on SeedInvest in one week

20/20 GeneSystems is the most raised healthtech deal currently on SeedInvest. The last day to invest is next Friday, October 30th. Since 20/20 launched its Reg A campaign, the company has raised more than $3M from over 1K investors. The company is developing and commercializing artificial intelligence-powered diagnostics for cancer & COVID-19.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682996035059475027&simpl=msg-f%3A1682996035059475027 1/5

INVEST NOW Closing Tonight Arcade | Mobile platform helping companies increase employee performance & engagement Arcade is a mobile platform aiming to increase performance on distributed sales teams through adaptive, gamiﬁed incentives. The campaign is successfully funded, with over $1.3M raised, and is still accepting investments until the campaign ends tonight, Friday, October 23rd at 11:59pm ET. Invest Now Frame | Reinventing the news with mobile-ﬁrst, interactive documentaries Frame is a media company made for the mobile era, publishing documentaries in an interactive format made for mobile phones. The campaign is ending tonight, October

11/10/2020 Circle Internet Financial Inc. Mail - Deals Closing: 20/20 GeneSystems, Arcade & Frame

23rd at 11:59pm ET.

Invest Now

Now Accepting Reservations

- **Virtuix |** Developer of the Omni, an omni-directional treadmill allowing users to walk and run inside video games
- **Gatsby |** Options trading platform for a new generation of traders

---

Upcoming Webinars

- **20/20 GeneSystems' Final Webinar |** Tuesday, October 27th at 1pm ET
- **October Digital Demo Day (Accredited) |** Wednesday, October 28th at 4pm ET
- **Ionica Sciences' End of Campaign Webinar |** Monday, November 2nd at 3pm ET
- **November Reg A+ Webinar |** Thursday, November 5th at 4pm ET

SeedInvest Promotions & Perks

- Gatsby I All investors who reserve shares and later purchase their reserved shares will receive the next tier up of perks. **Learn more**.
- Virtuix I All investors who reserve shares and later purchase their reserved shares will receive bonus perks based on their ultimate investment size. **Learn more**.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682996035059475027&simpl=msg-f%3A1682996035059475027 3/5

11/10/2020 Circle Internet Financial Inc. Mail - Deals Closing: 20/20 GeneSystems, Arcade & Frame

SeedInvest Auto Invest

Looking for an easier way to build your startup portfolio? SeedInvest Auto Invest does just that by allowing you to build a portfolio of 5-25 highly-vetted, early-stage startups with investment minimums as low as $200 per company. Auto Invest investors can opt out at any time. Learn more here.

Refer an Entrepreneur

Know an entrepreneur who would be a great fit to raise on SeedInvest? Refer an entrepreneur to the SeedInvest team here.

Browse all deals. Learn more about all of our investment opportunities.

Questions? Email us. We're happy to help.

You are receiving this email because you are a registered user on SeedInvest. If you would like to stop receiving the weekly newsletter, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

SeedInvest's selection criteria does not suggest higher quality investment opportunities nor does it imply that investors will generate positive returns in investment opportunities on SeedInvest. Learn more about due diligence in the SeedInvest Academy and our vetting process in our FAQs.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682996035059475027&simpl=msg-f%3A1682996035059475027 4/5

11/10/2020 Circle Internet Financial Inc. Mail - Deals Closing: 20/20 GeneSystems, Arcade & Frame

It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.

Frame is offering securities under Regulation CF and Rule 506(c) of Regulation D through SI Securities, LLC ("SI Securities"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at: Frame: https://www.seedinvest.com/frame

20/20 GeneSystems is offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: 20/20 GeneSystems: https://www.seedinvest.com/2020.genesystems

Arcade is offering securities under Rule 506(b) of Regulation D through SI Securities. Additional information may be obtained from:: Arcade: https://www.seedinvest.com/arcade

Gatsby, and Virtuix are accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Gatsby: https://www.seedinvest.com/gatsby, Virtuix: https://www.seedinvest.com/virtuix

Copyright © 2020 Circle Internet Financial Limited ("Circle"), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 61 Broadway, Suite 1705, New York, NY 10006. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682996035059475027&simpl=msg-f%3A1682996035059475027 5/5

11/10/2020 Circle Internet Financial Inc. Mail - Healthtech Deal Closing Soon

CIRCLE

Sarah Haas <sarah@seedinvest.com>

Healthtech Deal Closing Soon

1 message

SeedInvest <contactus@seedinvest.com> Tue, Nov 10, 2020 at 12:42 PM
Reply-To: contactus@seedinvest.com
To: sarah@seedinvest.com

seedinvest

Weekly Deal Newsletter

Closing This Friday



Ionica Sciences | Lyme disease detection technology

Ionica Sciences is developing technology that enables the direct detection of Lyme disease through a simple blood test. The campaign is ending next Friday, November 6th at 11:59pm ET.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682996085944548321&simpl=msg-f%3A1682996085944548321 1/5

11/10/2020 Circle Internet Financial Inc. Mail - Healthtech Deal Closing Soon

INVEST NOW

Closing Soon


White Castle
FLIPPY
MISO ROBOTICS

Miso Robotics, most raised deal currently on SeedInvest, closing this month

Miso Robotics is developing artificially intelligent robots to make food efficiently and consistently. The company has raised over $9.2M of its Series C round from over 4,062 investors and is currently the company with the most investments on SeedInvest. Read all campaign updates to date here.

The last day to invest is Friday, November 20th - 20 days from today.

INVEST NOW

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682996085944548321&simpl=msg-f%3A1682996085944548321 2/5

11/10/2020 Circle Internet Financial Inc. Mail - Healthtech Deal Closing Soon

Now Accepting Reservations

- **Virtuix |** Developer of the Omni, an omni-directional treadmill allowing users to walk and run inside video games
- **Gatsby |** Options trading platform for a new generation of traders

Upcoming Webinars

- **Ionica Sciences' End of Campaign Webinar |** Monday, November 2nd at 3pm ET
- **November Reg A+ Webinar |** Thursday, November 5th at 4pm ET
- **SeeMe Investor Webinar |** Tuesday, November 10th at 4pm ET

SeedInvest Promotions & Perks

- Gatsby I All investors who reserve shares and later purchase their reserved shares will receive the next tier up of perks. **Learn more**.
- Virtuix I All investors who reserve shares and later purchase their reserved shares will receive bonus perks based on their ultimate investment size. **Learn more**.

Don't Miss Out on Future Updates...

Want to keep receiving these emails? **Be sure to click the "Follow" button on any company's profile page that you are interested in.** This will ensure you receive business updates, campaign reminders, and webinar alerts during the campaign going

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682996085944548321&simpl=msg-f%3A1682996085944548321 3/5

11/10/2020 Circle Internet Financial Inc. Mail - Healthtech Deal Closing Soon

forward. Going forward, you will no longer receive individual updates from companies you are not actively following.

SeedInvest Auto Invest

Looking for an easier way to build your startup portfolio? SeedInvest Auto Invest does just that by allowing you to build a portfolio of 5-25 highly-vetted, early-stage startups with investment minimums as low as $200 per company. Auto Invest investors can opt out at any time. Learn more here.

Refer an Entrepreneur

Know an entrepreneur who would be a great fit to raise on SeedInvest? Refer an entrepreneur to the SeedInvest team here.

Browse all deals. Learn more about all of our investment opportunities.

Questions? Email us. We're happy to help.

You are receiving this email because you are a registered user on SeedInvest. If you would like to stop receiving the weekly newsletter, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682996085944548321&simpl=msg-f%3A1682996085944548321 4/5

11/10/2020 Circle Internet Financial Inc. Mail - Healthtech Deal Closing Soon

It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.

Certain accredited investors will still receive custom deal outreach based on their noted investor preferences.

Ionica Sciences, Inc., and SeeMe are offering securities under Regulation CF and Rule 506(c) of Regulation D through SI Securities, LLC ("SI Securities"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at: Ionica Sciences, Inc.: https://www.seedinvest.com/ionica.sciences.inc, SeeMe: https://www.seedinvest.com/seeme

Virtuix, and Gatsby are accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Virtuix: https://www.seedinvest.com/virtuix, Gatsby: https://www.seedinvest.com/gatsby

Miso Robotics is offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: Miso Robotics: https://www.seedinvest.com/miso.robotics

Copyright © 2020 Circle Internet Financial Limited ("Circle"), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 61 Broadway, Suite 1705, New York, NY 10006. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682996085944548321&simpl=msg-f%3A1682996085944548321 5/5

11/10/2020 Circle Internet Financial Inc. Mail - Introducing SeedInvest's Weekly Highlights: Big SEC Announcement & More

CIRCLE

Sarah Haas <sarah@seedinvest.com>

Introducing SeedInvest's Weekly Highlights: Big SEC Announcement & More

1 message

SeedInvest <contactus@seedinvest.com> Tue, Nov 10, 2020 at 12:49 PM
Reply-To: contactus@seedinvest.com
To: sarah@seedinvest.com

seedinvest

Top 5 Weekly Highlights

We are excited to introduce SeedInvest Weekly Highlights, a roundup of a selection of 5 deal updates, key milestones, portfolio company news, and more from the prior week.


revry
U.S. SECURITIES AND EXCHANGE COMMISSION
MCMXXXIV

1. SEC passes dramatic improvements to securities laws, impacting investors & startups everywhere

On November 2nd, the SEC passed dramatic improvements to securities laws for startups and investors.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682996548795785969&simpl=msg-f%3A1682996548795785969 1/5

11/10/2020 Circle Internet Financial Inc. Mail - Introducing SeedInvest's Weekly Highlights: Big SEC Announcement & More

- Raising the maximum raise amount from $1.07M to $5M for Reg CF raises and from $50 to $75M for Reg A+
- Amending the investment limits for investors in a Reg CF offering by 1) removing the investment limits for accredited investors and 2) instead using the greater of one's annual income or net worth when calculating the investment limits for non-accredited investors
- Extending Reg CF's COVID-relief measures for an additional 18 months
- Permitting issuers to “test-the-waters” for an exempt offer of securities prior to determining which exemption it will use, including for Reg CF offerings
- Permitting a new type of Special Purpose Vehicle in Reg CF offerings

SeedInvest CEO Ryan Feit recently published an article, "A Major Turning Point for Private Capital Markets in America," detailing his thoughts on the changes and his renewed confidence in the SEC - click below to read it.

LEARN MORE

---

2. Miso Robotics expands partnership with White Castle & surpasses $10M raised ahead of campaign closing

White Castle, America’s first burger chain, and Miso Robotics recently announced plans to expand implementations of Miso’s autonomous kitchen assistant, Flippy. Miso and White Castle will target up to 10 new locations as part of a beta rollout of Flippy to White Castle’s North American restaurants.

News of the pilot's success has already been picked up by major publications such as TechCrunch, Engadget, Business Insider, and L.A. Biz.

Miso's campaign is successfully funded and has surpassed $10M raised, making it the company with most investments currently raising on SeedInvest. The last day to invest is Friday, November 20th - 13 days from today.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682996548795785969&simpl=msg-f%3A1682996548795785969 2/5

11/10/2020 Circle Internet Financial Inc. Mail - Introducing SeedInvest's Weekly Highlights: Big SEC Announcement & More

INVEST NOW

---

3. SeedInvest rolls out new platform feature, the "Follow" button

We are excited to announce a new platform feature on SeedInvest - the "Follow" button. "Following" a company will ensure you never miss an update on a company you're interested in.

Here's how it works: Log into your account and click the "Follow" button on a company's profile page to receive business updates, campaign reminders, and webinar alerts during the campaign. You can also select multiple deals to follow at once by logging in, navigating to your User Settings, clicking Communication, and then selecting the companies you want to follow. Going forward, you will no longer receive individual updates from companies you are not following.

LEARN MORE

---

4. Virtuix surpasses $4M in reservations, making it the largest in SeedInvest history

We are excited to announce that Virtuix has surpassed $4M reserved - this is the largest reservations campaign in SeedInvest history.

Virtuix is the creator of Omni, an omni-directional treadmill allowing users to walk and run inside popular games and virtual worlds. The company has raised over $20M in capital to date from Mark Cuban, 12 venture funds including Maveron and Scout Ventures, and four previous successful SeedInvest rounds.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682996548795785969&simpl=msg-f%3A1682996548795785969 3/5

11/10/2020 Circle Internet Financial Inc. Mail - Introducing SeedInvest's Weekly Highlights: Big SEC Announcement & More

RESERVE SHARES

5. Revry, a SeedInvest portfolio company, launches first live queer women TV channel

Revry, a streaming network for the LGBTQ+ community and SeedInvest's first LGBTQ-focused company, recently launched the first global LGBTQ+ virtual cable TV network, OML. OML on Revry is the first 24/7 live TV channel catering to queer women which includes those who identify as lesbian, bi, trans female, gender non-binary and queer.

LaShawn McGhee, Revry's lesbian-identifying Chief Product Officer and Co-Founder stated, “This new queer womxn-focused partnership with OML – a tentpole brand for the lesbian and queer female communities – is an exciting expansion of our mission to meaningfully create a place of belonging for everyone in our community.”

LEARN MORE

Check out our **browse offerings** page to learn more about all our live deals.

Questions? Email us. We're happy to help.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682996548795785969&simpl=msg-f%3A1682996548795785969 4/5

11/10/2020 Circle Internet Financial Inc. Mail - Introducing SeedInvest's Weekly Highlights: Big SEC Announcement & More

You are receiving this newsletter because you are a registered user on SeedInvest. If you would like to stop receiving weekly highlight emails, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

Certain accredited investors will still receive custom deal outreach based on their noted investor preferences.

Miso Robotics is offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: Miso Robotics: https://www.seedinvest.com/miso.robotics

Virtuix is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Virtuix: https://www.seedinvest.com/virtuix

Copyright © 2020 Circle Internet Financial Limited ("Circle"), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 61 Broadway, Suite 1705, New York, NY 10006. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682996548795785969&simpl=msg-f%3A1682996548795785969 5/5

11/10/2020 Circle Internet Financial Inc. Mail - New Deal Updates from Miso Robotics & More

CIRCLE

Sarah Haas <sarah@seedinvest.com>

New Deal Updates from Miso Robotics & More

1 message

SeedInvest <newsletter@seedinvest.com> Tue, Nov 10, 2020 at 12:51 PM
Reply-To: contactus@seedinvest.com
To: sarah@seedinvest.com

seedinvest

Deal Updates & Highlights

Hi Sarah,

In case you missed it, here's a roundup of recently announced deal updates. Additionally, we recently launched a "Follow" button. **Be sure to click the "Follow" button on any company's profile page that you are interested in.** This will ensure you receive business updates, campaign reminders, and webinar alerts during the campaign going forward. Going forward, you will no longer receive individual updates from companies you are not actively following.

White Castle expands partnership with Miso Robotics

White Castle and Miso Robotics announced plans to expand implementations of Miso's autonomous kitchen assistant, Flippy. Miso and White Castle will target up to 10 new locations as part of a beta rollout of Flippy to White Castle's North American restaurants. White Castle is America's first fast-food burger chain with 375 locations across the country. **Learn more**

FDA responds to Cytonics' preclinical study, bringing company one step closer to human clinical trials

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682996652155885390&simpl=msg-f%3A1682996652155885390 1/4

11/10/2020 Circle Internet Financial Inc. Mail - New Deal Updates from Miso Robotics & More

Cytonics successfully completed a pre-IND (Investigational New Drug) meeting with the FDA regarding its lead drug candidate, CYT-108, for the treatment of osteoarthritis (OA). The FDA's response determined that the proposed study could be adequate to begin Phase 1 of human trials. **Learn more**

LimeLoop to rollout new consumer app & customer launch

LimeLoop, an e-Commerce shipping platform providing simplified logistics with reusable shippers, just launched its new consumer facing app. Customers will be able to track packages, handle shipping payments, monitor the environmental impact of their transactions, and provide feedback. **Learn more**

GROUNDFLOOR releases new product offering for experienced borrowers

GROUNDFLOOR recently launched Loan 100, a new and competitive financing option available to the company's most experienced borrowers. The Loan 100 product provides financing for up to 100% of total project costs, allowing developers with a proven track record to borrow funds for their projects with 0% down. **Learn more**

Virtuix featured in Forbes, VentureBeat, Engadget, The Verge and more

Virtuix was featured by numerous notable publications, announcing the development of the Omni One, a more-compact consumer version of the company's commercial Omni VR treadmill. Details of the upcoming product and its recently launched SeedInvest campaign were covered by over 20 leading tech publishers, including Forbes, VentureBeat, Engadget, and The Verge. **Learn more**

Elly to partner with Cedars-Sinai for COVID-19 trial

Elly, developer of an empathetic audio companion for cancer patients, has partnered with Cedars-Sinai Health System, one of the largest nonprofit academic medical centers in the U.S., to research the effect of companionship on cancer patient mental health. The study will evaluate the efficacy of Elly in supporting the physical, mental, and social health of cancer patients during the COVID-19 pandemic. **Learn more**

Good Earth Organics closes Q3 with over $1M in total revenue

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682996652155885390&simpl=msg-f%3A1682996652155885390 2/4

11/10/2020 Circle Internet Financial Inc. Mail - New Deal Updates from Miso Robotics & More

Good Earth Organics achieved $1.03M in revenue during Q3 2020 (unaudited). Q3 was significant because for the first time, the company expanded beyond the West Coast with new distribution partner in Oklahoma, a state which now ranks second per capita in the U.S. for the number of marijuana dispensaries, surpassing even Colorado and California. **Learn more**

Browse all our deals. Learn more about all our investment opportunities.

You are receiving this because you are part of the SeedInvest community. If you would like to stop receiving weekly highlight emails, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

Certain accredited investors will still receive custom deal outreach based on their noted investor preferences.

Miso Robotics, Groundfloor, The Good Earth Organics, Inc., and Cytonics are offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: Miso Robotics: https://www.seedinvest.com/miso.robotics, Groundfloor: https://www.seedinvest.com/groundfloor, The Good Earth Organics, Inc.: https://www.seedinvest.com/goodearthorganics, Cytonics: https://www.seedinvest.com/cytonics

Virtuix is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Virtuix: https://www.seedinvest.com/virtuix

Elly is offering securities under Regulation CF and Rule 506(c) of Regulation D through SI Securities, LLC ("SI Securities"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at: Elly: https://www.seedinvest.com/elly

LimeLoop is offering securities under Rule 506(c) of Regulation D through SI Securities. Additional information may be obtained from: LimeLoop: https://www.seedinvest.com/limeloop

Copyright © 2020 Circle Internet Financial Limited ("Circle"), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682996652155885390&simpl=msg-f%3A1682996652155885390 3/4

11110/ 2020 Circle Internet Financial Inc. Mail - New Deal Updates from Miso Robotics & More investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by Sl Securities, LLC dba Seedlnvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 61 Broadway, Suite 1705, New York, NY 10006. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

Sarah Haas <sarah@seedinvest.com> New FinTech & AI Marketing Deals Plus Miso Closing 2 messages SeedInvest <newsletter@seedinvest.com> Tue, Nov 10, 2020 at 12:42 PM Reply-To: contactus@seedinvest.com To: sarah@seedinvest.com Weekly Deal Newsletter Now Accepting Investments Jassby | Mobile banking & commerce app for kids and teens Built in eCommerce store with over 22% margins Co-brand agreement with Mastercard for a no fee virtual debit card for kids and teens Investors include Blumberg Capital, Moneta Venture Capital, and Correlation Ventures; advisors include the former assistant general counsel of the Board of Governors of the Federal Reserve System

11/10/2020 Circle Internet Financial Inc. Mail - New FinTech & AI Marketing Deals Plus Miso Closing

Learn More

Booxby | AI-powered marketing platform for content creators

- Commercial traction and a strategic investment from Ingram Content Group, one of the world's largest wholesale distributors of books
- Two products in beta; has run pilots for and processed data-sets from Hachette Book Group, Simon & Schuster, and ICG

Learn More

Closing Soon



Miso Robotics, currently the company with the most investments on SeedInvest, ending in two weeks

Miso Robotics is developing artificially intelligent robots to make food efficiently and consistently. The company has raised over $9.9M of its Series C round from over 4K investors and is currently the company with the most investments on SeedInvest. Read all campaign updates to date here.

The last day to invest is Friday, November 20th - two weeks from today.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682996100236030426&simpl=msg-f%3A1682996100236030426… 2/10

11/10/2020 Circle Internet Financial Inc. Mail - New FinTech & AI Marketing Deals Plus Miso Closing

INVEST NOW

Now Accepting Reservations

- **Virtuix |** Developer of the Omni, an omni-directional treadmill allowing users to walk and run inside video games
- **Gatsby |** Options trading platform for a new generation of traders

---

Upcoming Webinars

- **Sustainability Webinar |** Tuesday, November, 10th at 2pm ET
- **SeeMe Investor Webinar |** Tuesday, November 10th at 4pm ET
- **Jassby Investor Webinar |** Wednesday, November 11th at 4pm ET
- **Amplion Investor Webinar |** Thursday, November 12th at 4pm ET
- **Miso Robotics Final Webinar |** Tuesday, November 17th at 1pm ET
- **Elly End of Campaign Webinar |** Tuesday, November 17th at 4pm ET

SeedInvest Promotions & Perks

- Gatsby I All investors who reserve shares and later purchase their reserved shares will receive the next tier up of perks. **Learn more**.
- Virtuix I All investors who reserve shares and later purchase their reserved shares will receive bonus perks based on their ultimate investment size. **Learn**

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682996100236030426&simpl=msg-f%3A1682996100236030426… 3/10

11/10/2020 Circle Internet Financial Inc. Mail - New FinTech & AI Marketing Deals Plus Miso Closing

more.

Don't Miss Out on Future Updates...

Want to keep receiving these emails? **Be sure to click the "Follow" button on any company's profile page that you are interested in.** This will ensure you receive business updates, campaign reminders, and webinar alerts during the campaign going forward. Going forward, you will no longer receive individual updates from companies you are not actively following.

SeedInvest Auto Invest

Looking for an easier way to build your startup portfolio? SeedInvest Auto Invest does just that by allowing you to build a portfolio of 5-25 highly-vetted, early-stage startups with investment minimums as low as $200 per company. Auto Invest investors can opt out at any time. Learn more here.

Refer an Entrepreneur

Know an entrepreneur who would be a great fit to raise on SeedInvest? Refer an entrepreneur to the SeedInvest team here.

Browse all deals. Learn more about all of our investment opportunities.

Questions? Email us. We're happy to help.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682996100236030426&simpl=msg-f%3A1682996100236030426… 4/10

11/10/2020 Circle Internet Financial Inc. Mail - New FinTech & AI Marketing Deals Plus Miso Closing

You are receiving this email because you are a registered user on SeedInvest. If you would like to stop receiving the weekly newsletter, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

SeedInvest's selection criteria does not suggest higher quality investment opportunities nor does it imply that investors will generate positive returns in investment opportunities on SeedInvest. Learn more about due diligence in the SeedInvest Academy and our vetting process in our FAQs.

It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.

Certain accredited investors will still receive custom deal outreach based on their noted investor preferences.

Jassby, Booxby, Elly, and SeeMe are offering securities under Regulation CF and Rule 506(c) of Regulation D through SI Securities, LLC ("SI Securities"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at: Jassby: https://www.seedinvest.com/jassby, Booxby: https://www.seedinvest.com/booxby, Elly: https://www.seedinvest.com/elly, SeeMe: https://www.seedinvest.com/seeme

Amplion is offering securities under Rule 506(b) of Regulation D through SI Securities. Additional information may be obtained from:: Amplion: https://www.seedinvest.com/amplion

Virtuix, and Gatsby are accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Virtuix: https://www.seedinvest.com/virtuix, Gatsby: https://www.seedinvest.com/gatsby

Miso Robotics is offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: Miso Robotics: https://www.seedinvest.com/miso.robotics

Copyright © 2020 Circle Internet Financial Limited ("Circle"), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 61 Broadway, Suite 1705, New York, NY 10006. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

SeedInvest <newsletter@seedinvest.com> Tue, Nov 10, 2020 at 12:42 PM

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682996100236030426&simpl=msg-f%3A1682996100236030426… 5/10

Reply-To: contactus@seedinvest.com To: sarah@seedinvest.com Weekly Deal Newsletter Now Accepting Investments Jassby | Mobile banking & commerce app for kids and teens Built in eCommerce store with over 22% margins Co-brand agreement with Mastercard for a no fee virtual debit card for kids and teens Investors include Blumberg Capital, Moneta Venture Capital, and Correlation Ventures; advisors include the former assistant general counsel of the Board of Governors of the Federal Reserve System Learn More Booxby | AI-powered marketing platform for content creators

11/10/2020 Circle Internet Financial Inc. Mail - New FinTech & AI Marketing Deals Plus Miso Closing

- Commercial traction and a strategic investment from Ingram Content Group, one of the world's largest wholesale distributors of books
- Two products in beta; has run pilots for and processed data-sets from Hachette Book Group, Simon & Schuster, and ICG

Learn More

Closing Soon



Miso Robotics, currently the company with the most investments on SeedInvest, ending in two weeks

Miso Robotics is developing artificially intelligent robots to make food efficiently and consistently. The company has raised over $9.9M of its Series C round from over 4K investors and is currently the company with the most investments on SeedInvest. Read all campaign updates to date here.

The last day to invest is Friday, November 20th - two weeks from today.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682996100236030426&simpl=msg-f%3A1682996100236030426… 7/10

11/10/2020 Circle Internet Financial Inc. Mail - New FinTech & AI Marketing Deals Plus Miso Closing

INVEST NOW

Now Accepting Reservations

- **Virtuix |** Developer of the Omni, an omni-directional treadmill allowing users to walk and run inside video games
- **Gatsby |** Options trading platform for a new generation of traders

---

Upcoming Webinars

- **SeeMe Investor Webinar |** Tuesday, November 10th at 4pm ET
- **Jassby Investor Webinar |** Wednesday, November 11th at 4pm ET
- **Miso Robotics Final Webinar |** Tuesday, November 17th at 1pm ET
- **Elly End of Campaign Webinar |** Tuesday, November 17th at 4pm ET

SeedInvest Promotions & Perks

- Gatsby I All investors who reserve shares and later purchase their reserved shares will receive the next tier up of perks. **Learn more**.
- Virtuix I All investors who reserve shares and later purchase their reserved shares will receive bonus perks based on their ultimate investment size. **Learn more**.

---

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682996100236030426&simpl=msg-f%3A1682996100236030426… 8/10

11/10/2020 Circle Internet Financial Inc. Mail - New FinTech & AI Marketing Deals Plus Miso Closing

Don't Miss Out on Future Updates...

Want to keep receiving these emails? **Be sure to click the "Follow" button on any company's profile page that you are interested in.** This will ensure you receive business updates, campaign reminders, and webinar alerts during the campaign going forward. Going forward, you will no longer receive individual updates from companies you are not actively following.

SeedInvest Auto Invest

Looking for an easier way to build your startup portfolio? SeedInvest Auto Invest does just that by allowing you to build a portfolio of 5-25 highly-vetted, early-stage startups with investment minimums as low as $200 per company. Auto Invest investors can opt out at any time. Learn more here.

Refer an Entrepreneur

Know an entrepreneur who would be a great fit to raise on SeedInvest? Refer an entrepreneur to the SeedInvest team here.

Browse all deals. Learn more about all of our investment opportunities.

Questions? Email us. We're happy to help.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682996100236030426&simpl=msg-f%3A1682996100236030426… 9/10

11/10/2020 Circle Internet Financial Inc. Mail - New FinTech & AI Marketing Deals Plus Miso Closing

You are receiving this email because you are a registered user on SeedInvest. If you would like to stop receiving the weekly newsletter, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

SeedInvest's selection criteria does not suggest higher quality investment opportunities nor does it imply that investors will generate positive returns in investment opportunities on SeedInvest. Learn more about due diligence in the SeedInvest Academy and our vetting process in our FAQs.

It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.

Certain accredited investors will still receive custom deal outreach based on their noted investor preferences.

Booxby, Jassby, Elly, and SeeMe are offering securities under Regulation CF and Rule 506(c) of Regulation D through SI Securities, LLC ("SI Securities"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at: Booxby: https://www.seedinvest.com/booxby, Jassby: https://www.seedinvest.com/jassby, Elly: https://www.seedinvest.com/elly, SeeMe: https://www.seedinvest.com/seeme

Gatsby, and Virtuix are accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Gatsby: https://www.seedinvest.com/gatsby, Virtuix: https://www.seedinvest.com/virtuix

Miso Robotics is offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: Miso Robotics: https://www.seedinvest.com/miso.robotics

Copyright © 2020 Circle Internet Financial Limited ("Circle"), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 61 Broadway, Suite 1705, New York, NY 10006. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682996100236030426&simpl=msg-f%3A168299610023603042… 10/10

Sarah Haas <sarah@seedinvest.com> New FinTech & AI Marketing Deals Plus Miso Closing SeedInvest <newsletter@seedinvest.com> Tue, Nov 10, 2020 at 12:42 PM Reply-To: contactus@seedinvest.com To: sarah@seedinvest.com Weekly Deal Newsletter Now Accepting Investments Jassby | Mobile banking & commerce app for kids and teens Built in eCommerce store with over 22% margins Co-brand agreement with Mastercard for a no fee virtual debit card for kids and teens Investors include Blumberg Capital, Moneta Venture Capital, and Correlation Ventures; advisors include the former assistant general counsel of the Board of Governors of the Federal Reserve System

11/10/2020 Circle Internet Financial Inc. Mail - New FinTech & AI Marketing Deals Plus Miso Closing

Learn More

Booxby | AI-powered marketing platform for content creators

- Commercial traction and a strategic investment from Ingram Content Group, one of the world's largest wholesale distributors of books
- Two products in beta; has run pilots for and processed data-sets from Hachette Book Group, Simon & Schuster, and ICG

Learn More

Closing Soon



Miso Robotics, currently the company with the most investments on SeedInvest, ending in two weeks

Miso Robotics is developing artificially intelligent robots to make food efficiently and consistently. The company has raised over $9.9M of its Series C round from over 4K investors and is currently the company with the most investments on SeedInvest. Read all campaign updates to date here.

The last day to invest is Friday, November 20th - two weeks from today.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permmsgid=msg-f%3A1682996108750416501&simpl=msg-f%3A1682996108750416501 2/5

11/10/2020 Circle Internet Financial Inc. Mail - New FinTech & AI Marketing Deals Plus Miso Closing

INVEST NOW

Now Accepting Reservations

- **Virtuix |** Developer of the Omni, an omni-directional treadmill allowing users to walk and run inside video games
- **Gatsby |** Options trading platform for a new generation of traders

Upcoming Webinars

- **SeeMe Investor Webinar |** Tuesday, November 10th at 4pm ET
- **Jassby Investor Webinar |** Wednesday, November 11th at 4pm ET
- **Miso Robotics Final Webinar |** Tuesday, November 17th at 1pm ET
- **Elly End of Campaign Webinar |** Tuesday, November 17th at 4pm ET

SeedInvest Promotions & Perks

- Gatsby I All investors who reserve shares and later purchase their reserved shares will receive the next tier up of perks. **Learn more**.
- Virtuix I All investors who reserve shares and later purchase their reserved shares will receive bonus perks based on their ultimate investment size. **Learn more**.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permmsgid=msg-f%3A1682996108750416501&simpl=msg-f%3A1682996108750416501 3/5

11/10/2020 Circle Internet Financial Inc. Mail - New FinTech & AI Marketing Deals Plus Miso Closing

Don't Miss Out on Future Updates...

Want to keep receiving these emails? **Be sure to click the "Follow" button on any company's profile page that you are interested in.** This will ensure you receive business updates, campaign reminders, and webinar alerts during the campaign going forward. Going forward, you will no longer receive individual updates from companies you are not actively following.

SeedInvest Auto Invest

Looking for an easier way to build your startup portfolio? SeedInvest Auto Invest does just that by allowing you to build a portfolio of 5-25 highly-vetted, early-stage startups with investment minimums as low as $200 per company. Auto Invest investors can opt out at any time. Learn more here.

Refer an Entrepreneur

Know an entrepreneur who would be a great fit to raise on SeedInvest? Refer an entrepreneur to the SeedInvest team here.

Browse all deals. Learn more about all of our investment opportunities.

Questions? Email us. We're happy to help.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permmsgid=msg-f%3A1682996108750416501&simpl=msg-f%3A1682996108750416501 4/5

11/10/2020 Circle Internet Financial Inc. Mail - New FinTech & AI Marketing Deals Plus Miso Closing

You are receiving this email because you are a registered user on SeedInvest. If you would like to stop receiving the weekly newsletter, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

SeedInvest's selection criteria does not suggest higher quality investment opportunities nor does it imply that investors will generate positive returns in investment opportunities on SeedInvest. Learn more about due diligence in the SeedInvest Academy and our vetting process in our FAQs.

It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.

Certain accredited investors will still receive custom deal outreach based on their noted investor preferences.

Booxby, Jassby, Elly, and SeeMe are offering securities under Regulation CF and Rule 506(c) of Regulation D through SI Securities, LLC ("SI Securities"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at: Booxby: https://www.seedinvest.com/booxby, Jassby: https://www.seedinvest.com/jassby, Elly: https://www.seedinvest.com/elly, SeeMe: https://www.seedinvest.com/seeme

Gatsby, and Virtuix are accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Gatsby: https://www.seedinvest.com/gatsby, Virtuix: https://www.seedinvest.com/virtuix

Miso Robotics is offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: Miso Robotics: https://www.seedinvest.com/miso.robotics

Copyright © 2020 Circle Internet Financial Limited ("Circle"), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 61 Broadway, Suite 1705, New York, NY 10006. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permmsgid=msg-f%3A1682996108750416501&simpl=msg-f%3A1682996108750416501 5/5

11/10/2020 Circle Internet Financial Inc. Mail - New MedTech Deal Launches & Two Deals Closing

CIRCLE

Sarah Haas <sarah@seedinvest.com>

New MedTech Deal Launches & Two Deals Closing

1 message

SeedInvest <contactus@seedinvest.com> Tue, Nov 10, 2020 at 12:42 PM
Reply-To: contactus@seedinvest.com
To: sarah@seedinvest.com

seedinvest

Weekly Deal Newsletter

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TARGETING (13)
Bristol-Myers Squibb
Public | New York, NY
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High
Novartis
Public
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High
Roche
Public | Nutley, NJ
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High

Amplion I AI platform for predictive precision medicine

- SaaS company with over $345K in annualized revenue in less than a year since product launch
- Customers include PerkinElmer, Tempus, Adaptive Tech, and Exact Sciences
- Notable investors include Greycroft, Revolution and Imagen Capital, two of which are leading this follow-on financing round

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682996074893733667&simpl=msg-f%3A1682996074893733667 1/5

11/10/2020 Circle Internet Financial Inc. Mail - New MedTech Deal Launches & Two Deals Closing

LEARN MORE

Closing Soon





Ionica Sciences | Lyme disease detection technology

Ionica Sciences is developing technology that enables the direct detection of Lyme disease through a simple blood test. The campaign is ending next Friday, November 6th at 11:59pm ET.

Invest Now

Miso Robotics | Artificially intelligent robots making food efficiently & consistently

Miso Robotics is developing artificially intelligent robots to make food efficiently and consistently. The company has raised over $9.2M of its Series C round from over 4,062 investors and is currently the company with the most investments on SeedInvest. Read all campaign updates to date here.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682996074893733667&simpl=msg-f%3A1682996074893733667 2/5

11/10/2020 Circle Internet Financial Inc. Mail - New MedTech Deal Launches & Two Deals Closing

The last day to invest is Friday, November 20th - 20 days from today.

Invest Now

Now Accepting Reservations

- **Virtuix |** Developer of the Omni, an omni-directional treadmill allowing users to walk and run inside video games
- **Gatsby |** Options trading platform for a new generation of traders

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Upcoming Webinars

- **Ionica Sciences' Final Webinar |** Monday, November 2nd at 3pm ET
- **Techmetics Investor Webinar |** Wednesday, November 4th at 4pm ET
- **November Reg A+ Webinar |** Thursday, November 5th at 4pm ET
- **Sustainability Webinar |** Tuesday, November, 10th at 2pm ET
- **SeeMe Investor Webinar |** Tuesday, November 10th at 4pm ET
- **Amplion Investor Webinar** | Thursday, November, 12th at 4pm ET

SeedInvest Promotions & Perks

- Gatsby I All investors who reserve shares and later purchase their reserved shares will receive the next tier up of perks. **Learn more**.
- Virtuix I All investors who reserve shares and later purchase their reserved shares will receive bonus perks based on their ultimate investment size. **Learn more**.

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11/10/2020 Circle Internet Financial Inc. Mail - New MedTech Deal Launches & Two Deals Closing

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Looking for an easier way to build your startup portfolio? SeedInvest Auto Invest does just that by allowing you to build a portfolio of 5-25 highly-vetted, early-stage startups with investment minimums as low as $200 per company. Auto Invest investors can opt out at any time. Learn more here.

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Know an entrepreneur who would be a great fit to raise on SeedInvest? Refer an entrepreneur to the SeedInvest team here.

Browse all deals. Learn more about all of our investment opportunities.

Questions? Email us. We're happy to help.

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11/10/2020 Circle Internet Financial Inc. Mail - New MedTech Deal Launches & Two Deals Closing

You are receiving this email because you are a registered user on SeedInvest. If you would like to stop receiving the weekly newsletter, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.

Certain accredited investors will still receive custom deal outreach based on their noted investor preferences.

Amplion, and Techmetics Robotics are offering securities under Rule 506(b) of Regulation D through SI Securities. Additional information may be obtained from:: Amplion: https://www.seedinvest.com/amplion, Techmetics Robotics: https://www.seedinvest.com/techmetics.robotics

Virtuix, and Gatsby are accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Virtuix: https://www.seedinvest.com/virtuix, Gatsby: https://www.seedinvest.com/gatsby

Ionica Sciences, Inc., and SeeMe are offering securities under Regulation CF and Rule 506(c) of Regulation D through SI Securities, LLC ("SI Securities"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at: Ionica Sciences, Inc.: https://www.seedinvest.com/ionica.sciences.inc, SeeMe: https://www.seedinvest.com/seeme

Miso Robotics is offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: Miso Robotics: https://www.seedinvest.com/miso.robotics

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 61 Broadway, Suite 1705, New York, NY 10006. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

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11/10/2020 Circle Internet Financial Inc. Mail - This Week's Milestones

CIRCLE

Sarah Haas <sarah@seedinvest.com>

This Week's Milestones

1 message

SeedInvest <deals@seedinvest.com> Tue, Nov 10, 2020 at 11:39 AM
Reply-To: contactus@seedinvest.com
To: sarah@seedinvest.com

seedinvest

Campaign Milestones

Hi Sarah,

A number of our deals reached new milestones this week. Check them out below:

- **20/20 GeneSystems** surpassed $3M raised and is still accepting investments until it closes its campaign on SeedInvest next Friday, October 30th. The company is developing and commercializing artificial intelligence-powered diagnostics for cancer & COVID-19.
- **Miso Robotics** surpassed $8.5M raised and is closing on Friday, November 20th. Miso Robotics, the most raised live deal on SeedInvest, is developing artificially intelligent robots to make food efficiently and consistently.
- **GROUNDFLOOR** surpassed $2.5M raised and is successfully funded. The company is a wealthtech platform that lets everyone build wealth through real estate lending.
- **Virtuix** surpassed $2.5M in reservations. Virtuix is the creator of Omni, an omni-directional treadmill allowing users to walk and run inside popular games and virtual worlds.
- **Gatsby** surpassed $2M in reservations. Gatsby is democratizing the options markets with a simple, social, and gamified options trading app.
- **Frame** surpassed $300K raised and is successfully funded towards its minimum funding target. Frame is reinventing the news with a mobile-first, interactive documentaries platform. The campaign is closing soon.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682992121595937356&simpl=msg-f%3A1682992121595937356 1/2

11/10/2020 Circle Internet Financial Inc. Mail - This Week's Milestones

Questions? Email us. We're happy to help.

You are receiving this email because you are a registered user on SeedInvest. If you would like to stop receiving weekly highlight emails, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

Miso Robotics, 20/20 GeneSystems, and Groundfloor are offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: Miso Robotics: https://www.seedinvest.com/miso.robotics, 20/20 GeneSystems: https://www.seedinvest.com/2020.genesystems, Groundfloor: https://www.seedinvest.com/groundfloor

Gatsby, and Virtuix are accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Gatsby: https://www.seedinvest.com/gatsby, Virtuix: https://www.seedinvest.com/virtuix

Frame is offering securities under Regulation CF and Rule 506(c) of Regulation D through SI Securities, LLC ("SI Securities"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at: Frame: https://www.seedinvest.com/frame

Copyright © 2020 Circle Internet Financial Limited ("Circle"), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 61 Broadway, Suite 1705, New York, NY 10006. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682992121595937356&simpl=msg-f%3A1682992121595937356 2/2

Sarah Haas <sarah@seedinvest.com> Virtuix Announces Reservation Perks & Surpasses $3.7M Reserved 1 message SeedInvest <deals@seedinvest.com> Tue, Nov 10, 2020 at 11:41 AM Reply-To: contactus@seedinvest.com To: sarah@seedinvest.com Reservation Perks Virtuix Offering Exclusive Investor Perks During Reservation Period Virtuix is the creator of Omni, an omni-directional treadmill allowing users to walk and run inside popular games and virtual worlds. The company recently started accepting reservations as it awaits qualiﬁcation by the SEC. By conﬁrming a reservation, you will have the opportunity to purchase shares after the company is qualiﬁed and ahead of its public launch. In addition, investors that reserve shares will receive bonus perks. Perks include: 40% discount to the Omni One system (you can transfer this discount as a gift card to friends or family)

11/10/2020 Circle Internet Financial Inc. Mail - Virtuix Announces Reservation Perks & Surpasses $3.7M Reserved

- Free Omni One system
- Free Omni One games of your choice
- One year of Omni Online, Omni One's monthly subscription for online gameplay
- Trip for two to Austin, Texas that includes air travel, accommodations, and more

Investors will receive bonus perks based on the size of their ultimate investment amount - perks start at $1,000.

Virtuix's campaign has surpassed $3.7M in reservations.

LEARN MORE

Interested in never missing an update on this company? Log into your account and click the "Follow" button on the company's profile page to receive business updates, campaign reminders, and webinar alerts during the campaign. You can also select multiple deals to follow at once by logging in, navigating to User Settings, and then clicking Communication.

You are receiving this email because you are a registered user on SeedInvest. If you would like to stop receiving emails about new deal launches, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.

Virtuix is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission")

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682992277967188126&simpl=msg-f%3A1682992277967188126 2/3 and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualiﬁed by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been ﬁled with the Commission, a copy of which may be obtained from Virtuix: https://www.seedinvest.com/virtuix Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notiﬁed that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any ﬁnancial product. Investments are offered only via deﬁnitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an afﬁliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 61 Broadway, Suite 1705, New York, NY 10006. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

11/10/2020 Circle Internet Financial Inc. Mail - Virtuix's First Webinar Today & Campaign Surpasses $2.5M Reserved

CIRCLE

Sarah Haas <sarah@seedinvest.com>

Virtuix's First Webinar Today & Campaign Surpasses $2.5M Reserved

1 message

SeedInvest <virtuix@seedinvest.com> Tue, Nov 10, 2020 at 12:47 PM
Reply-To: contactus@seedinvest.com
To: sarah@seedinvest.com

seedinvest

Webinar Today



Virtuix's First Webinar | Today, Tuesday, October 20th at 4pm ET

Join Virtuix's CEO & Founder Jan Goetgeluk for an investor webinar today, Tuesday, October 20th at 4pm ET for the opportunity to discuss the company and answer questions from the crowd.

Virtuix is the creator of Omni, an omni-directional treadmill allowing users to walk and run inside popular games and virtual worlds. **The reservation campaign has already surpassed $2.5M.**

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682996384016473307&simpl=msg-f%3A1682996384016473307 1/3

11/10/2020 Circle Internet Financial Inc. Mail - Virtuix's First Webinar Today & Campaign Surpasses $2.5M Reserved

REGISTER

Exclusive Reservation Investor Perks

All investors who reserve shares and later purchase their reserved shares will receive bonus perks such as a 40% discount to the Omni and free games. Learn more.

Questions? Email us. We're happy to help.

You are receiving this email because you are a registered user on SeedInvest. If you would like to stop receiving emails regarding virtuix, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

Virtuix is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Virtuix: https://www.seedinvest.com/virtuix

Copyright © 2020 Circle Internet Financial Limited ("Circle"), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 61 Broadway, Suite 1705, New York, NY 10006. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1682996384016473307&simpl=msg-f%3A1682996384016473307 2/3

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